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EXHIBIT 99.4

                                     INTEGRATED HEALTHCARE HOLDINGS, INC.
                                     CONSOLIDATED STATEMENT OF CASH FLOWS
                                       For the year ended March 31, 2008
                                              (amounts in 000's)


                                                                                 AS FILED     AS RESTATED
                                                                                 --------       --------
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Cash flows from operating activities:
Net loss                                                                         $(39,163)      $(39,603)
Adjustments to reconcile net loss to net cash
         provided by (used in) operating activities:
         Depreciation and amortization of property and equipment                    3,134          3,134
         Provision for doubtful accounts                                           30,958         30,958
         Amortization of debt issuance costs and intangible assets                    236            236
         Common stock warrant expense                                              11,404         11,404
         Change in fair value of warrant liability                                 14,273         14,273
         Minority interest in net income (loss) of variable interest entity         1,474          1,474
         Noncash share-based compensation expense                                     121            121
Changes in operating assets and liabilities:
         Accounts receivable                                                      (69,578)       (69,070)
         Security reserve funds                                                     7,990          7,990
         Deferred purchase price receivable                                        23,765         23,765
         Inventories of supplies                                                       91             91
         Due from governmental payers                                              (3,499)        (3,499)
         Prepaid insurance, other prepaid expenses and
           current assets, and other assets                                         2,063          2,063
         Accounts payable                                                           5,306          5,238
         Accrued compensation and benefits                                          2,127          2,127
         Due to governmental payers                                                   768            768
         Accrued insurance retentions and other current liabilities                (2,729)        (2,729)
                                                                                 --------       --------
           Net cash used in operating activities                                  (11,259)       (11,259)
                                                                                 --------       --------

Cash flows from investing activities:
         Decrease in restricted cash                                                4,948          4,948
         Additions to property and equipment                                         (921)          (921)
                                                                                 --------       --------
           Net cash provided by (used in) investing activities                      4,027          4,027
                                                                                 --------       --------

Cash flows from financing activities:
         Proceeds from revolving line of credit, net                                3,090          3,090
         Proceeds from debt                                                         2,658          2,658
         Debt issuance costs                                                       (1,493)        (1,493)
         Issuance of common stock                                                     576            576
         Variable interest entity distribution                                     (2,040)        (2,040)
         Payments on capital lease obligations                                       (262)          (262)
                                                                                 --------       --------
           Net cash provided by financing activities                                2,529          2,529
                                                                                 --------       --------

Net decrease in cash and cash equivalents                                          (4,703)        (4,703)
Cash and cash equivalents, beginning of period                                      7,844          7,844
                                                                                 --------       --------
Cash and cash equivalents, end of period                                         $  3,141       $  3,141
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